UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	December 16, 2008
First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS	39090
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (662) 289-5121
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

First M & F Corporation announced in a press release today that it has received preliminary approval from the United States Department of the Treasury (“Treasury”) to participate in the Treasury’s Capital Purchase Program. The Company will issue and sell to the Treasury preferred stock and warrants to purchase shares of common stock of the Company in accordance with the terms of the Capital Purchase Program for an aggregate purchase price of up to $40.0 million. The Treasury’s term sheet describing the Capital Purchase Program is available on the Treasury’s website at http://www.ustreas.gov.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description
99.1 Press Release dated December 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION
Date: December 16, 2008
/s/ John G. Copeland

Name: John G. Copeland
Title: EVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated December 16, 2008